Statements of Net Assets Available for Benefits - 401(K) AND EMPLOYEE STOCK OWNERSHIP PLAN - USD ($)	Dec. 31, 2025	Dec. 31, 2024
Assets:
Total investments	$ 2,234,426,721	$ 2,294,293,957
Receivables:
Employer contributions	7,075,327	5,397,375
Notes receivable from participants	17,882,669	19,841,103
Total receivables	24,957,996	25,238,478
Net assets available for benefits	$ 2,259,384,717	$ 2,319,532,435